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                                                                    EXHIBIT 10.4



                                 LEASE AGREEMENT

            1. This agreement is made this 20th day of November, 1995 effective November 14, 1995.

            2. PARTIES: The parties to this Lease are the owners of property, George J. Walck and Joseph C. Walck, individuals (herein "Landlord"), and the lessee of property, Kaire International, Inc. a Nevada corporation (herein "Tenant").

            3. PURPOSE: The purpose of this Lease Agreement (herein "Lease") is to provide for the lease of commercial office space and use of existing common areas.

            4. AGREEMENT: In consideration of the promises and agreements contained herein, Landlord leases to Tenant and Tenant rents from Landlord certain office space as described herein, for the terms stated herein.

            5. PREMISES: The property herein leased by Landlord to Tenant is the exclusive use of six thousand four hundred (6,400) square feet of unfinished commercial office space being the first floor of the structure located at and commonly known as 400 Lashley Street, Building D2, Longmont Boulder County, Colorado, plus exclusive use of the parking area north and west of such structure and non-exclusive use of two parking spaces behind the convenience store adjacent to the structure to be occupied by Tenant (herein "Premises"). Every reference herein to "Exclusive Premises" or "Premises" shall be a reference only to the 6,400 square feet of actual office space rented. Landlord may at its option construct a new parking area west of the structure in which the Premises are situated with such parking lot to be of an equivalent condition and of an equivalent size to that now existing on the north side of the Premises.

            6. TERM: (A) The term of this lease shall be from the Effective Date of this agreement set forth above and terminating at 11:59 p.m. on the last day of February, 1996.

            (B) The parties have agreed that Tenant shall have two options to extend this Lease for a period of one additional one year from March 1, 1996 on the same terms contained herein, and for a second year, with rent to be adjusted for the second option year based on the increase or decrease in the Consumer Price Index from the base period until February 1, 1996. The CPI to be utilized will be the "All Urban Consumers, Western States Average" most recently published before the base period date and any adjustment date. The base period for the purpose of adjustment shall be November 1, 1995. Tenant shall give Landlord 45 days prior notice of Tenant's election to exercise an option granted herein.

            (C) If Landlord and Tenant agree to enter into a new lease of the Premises after the expiration of the term of this lease agreement as set forth in Paragraph 6(A) and (B) above, the parties recognize that the lease rental payments shall be adjusted to the then current market conditions and may also be adjusted to account for the then current real property tax liabilities of Landlord.

            7. OCCUPANCY: (A) Tenant will receive possession of the Premises upon the first day of the term of his lease.


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            8. RENT: (A) Beginning on the Effective Date of this agreement as set forth above and continuing during the period of this lease while Tenant's employees are not occupying the Premises as office space but not to extend beyond August 1,1996, Tenant shall pay to Landlord a monthly rental amount of $2,560.00. Rental amounts due shall be prorated for any partial calendar month period.

            (B) Beginning on the earlier of (i) the date Tenant's employees occupy the Premises (ii) August 1,1996, Tenant shall pay to Landlord a monthly rental of $2,827.00. Rental amounts due shall be prorated for any partial calendar month.

            (C) The rental amounts due from Tenant shall be paid on the first day of each month with any adjustment to the monthly rental amount owing in the month Tenant occupies the Premises pursuant to (B) above being paid on the first day of month following Tenant's occupation of the Premises pursuant to (B).

            (D) The rental amounts payable by Tenant hereunder shall be paid directly to First National Bank of Longmont, to be credited to the account of Landlord according the terms of the certain deed of trust dated October 15, 1991 between Landlord and Bank. Tenant's checks to Landlord shall be joint checks made payable to Landlord and First National Bank of Longmont.

            9. SECURITY DEPOSIT: Tenant shall deposit with Landlord prior to the beginning of the term of this Lease the amount of $2,500.00 to be held by Landlord for the faithful performance of all of the terms, conditions and covenants of this Lease. The Landlord may apply such deposit to cure any default under the term of this Lease and shall account to the Tenant for the balance. Landlord shall account to Tenant within sixty days after the end of this Lease or other termination of this Lease for the application of any amounts of the deposit to obligations of the Tenant, and shall return the balance. Tenant is given the right to use such security deposit as payment of the last month's rent for the last month Tenant occupies the Premises under the terms of this lease agreement.

            10. USE:

            10.1 USE: Tenant shall use the Premises as commercial office space and a parking area to conduct only such activities as are consistent with Tenant's normal course of business.

            10.2 SUITABILITY. (A) Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or with respect to the suitability of the Premises for the conduct of Tenant's business. Any costs related to Tenant's modification of the Premises shall be paid by Tenant, except that Landlord may remove the following items in a timely manner deemed to be within 10 days of Tenant's written notice to Landlord of Tenant's request that they be removed: rollup doors and openers, infrared heaters and thermostats, plumbing items as o requested by Tenant, electrical items or fixtures as requested by Tenant. Landlord shall have the first right of refusal to salvage materials to be removed or salvaged by Tenant in the process of Tenant's renovation on alteration of the Premises.

            Tenant acknowledges the existence of a service pit in the Premises. Tenant accepts such automotive pit in "as is" condition except Tenant shall not be liable for any environmental contamination existing due to the prior use of the service pit and Landlord shall indemnify, defend and hold Tenant harmless from any liability for any environmental condition existing prior to the effective date of this agreement.


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            (B) The taking of possession of the Premises by Tenant shall conclusively establish that the Premises were at such time in satisfactory and suitable condition for Tenant's intended uses. The parties will perform a walk-through of the Premises in advance of Tenant taking possession, and will note any deficiencies in writing, which shall be cured by Landlord within a reasonable time. It is understood by the parties that the Premises are presently unfinished and that Tenant intends at its option to renovate the Premises into a commercial office use.

            10.3 USES PERMITTED: (A) Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation or requirement of duly constituted public authorities now in force or which may hereafter be enacted or promulgated. Landlord shall be responsible for compliance of the structure, as well as exterior walls, interior walls, and water, plumbing, gas, electricity, heating, air conditioning and other utility delivery systems, with any law, statute, ordinance or governmental rule or regulation of requirement which applies to or controls such structure or utility delivery system except for renovations performed by Tenant. In the event any changing, adjusting, or retrofitting of any portion of the Premises is required in order to comply with the Americans with Disabilities Act, or any legislation, rules or regulations with a similar purpose during the term of this lease agreement, the parties shall discuss the responsibility of the parties' responsibility of bearing the cost of such compliance. If the parties cannot agree on a sharing arrangement of such costs, Tenant shall have the following options: (i) Tenant may elect to terminate its tenancy with all sums due hereunder being prorated to the date of Tenant vacating the Premises, or (ii) Tenant bearing the expense of ADA compliance and thereafter Tenant may offset future rental payments due hereunder against the expense incurred by Tenant.

            (B) Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be enforced and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to the commercial office space use and occupancy of the Premises by Tenant, except Landlord shall have the responsibility of complying with any requirements regarding its liability under paragraph 10.3 (A) hereof upon the structure in which the Premises are located and the utility delivery systems of such structure except for the renovations performed by Tenant.

            11. UTILITY SERVICES: Tenant agrees, at its own expense, to establish in its name, and to pay for, all water, gas, power and electric current and all other similar utilities used by Tenant on the Exclusive Premises from and after the delivery of possession to Tenant by Landlord. Landlord and Tenant acknowledge separate meters exist for all such utility services to the Exclusive Premises. If any such charges are not paid when due, Landlord may pay the same, and any amount so paid by Landlord shall thereupon become due to Landlord from Tenant as additional rent. Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility service being furnished to the Premises, and no such failure or interruption shall entitle Tenant to terminate this Lease.

            12. MAINTENANCE AND REPAIRS; ALTERATIONS AND ADDITIONS:


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            12.1 MAINTENANCE AND REPAIRS:

            12.11. Landlord shall keep in good order, condition and repair the foundations, exterior walls, and the roof of the Premises and the parking lot, and as necessary, or when required by governmental authority (except for ADA compliance as set forth in Paragraph 10.3 above) make modifications or replacements thereof, and further, Landlord shall keep in good order, condition and repair the interior surface of exterior walls and all doors, and as necessary, or when required by governmental authority, make modifications or replacements thereof.

            12.12. Landlord shall maintain and keep in good order, conditions and repair the Premises, including all utility service delivery systems installed therein including HYAC units and shall replace all broken glass with glass of the same or similar quality. Tenant will give Landlord timely notice of any damage to the Premises or repair needed in the Premises. Except in an emergency situation, or in order to prevent significant loss to the Premises, Landlord shall give Tenant twenty-four hours advance notice of its intent to undertake any repair upon the Premises. If Landlord believes Tenant shall be responsible for the cost of any such repair under paragraph 12.13 hereof, Landlord shall give Tenant twenty-four hours notice of Landlord's position. Such twenty-four hour notice requirements are intended to allow Landlord and Tenant to coordinate repair activity and to resolve any repair cost liability issue between them in advance of undertaking repair work. Landlord shall make all repairs in a timely manner.

            12.13. Notwithstanding the obligation of Landlord to maintain and repair the Premises as established in this section 12, Tenant shall be obligated to reimburse to Landlord the cost and expense of all repair or maintenance of the Premises caused or occasioned by the actions or inactions of its officers, agents, employees, licensees and invitees, whether or not a result of negligence. Upon the repair or maintenance of any portion of the Premises, Landlord shall notify Tenant in writing of its obligation for the cost of repair or maintenance, and Tenant will reimburse Landlord its full liability within ten days of such written notice. Tenant shall not be responsible for the cost of maintenance which is the result of normal wear and tear upon the Premises by Tenant.

            12.14. Landlord shall have no liability to Tenant for any damage, inconvenience or interference with the use of the Premises by Tenant as a result of Landlord conducting any repair or maintenance upon the Premises, provided, however, Landlord will undertake such repairs or maintenance in a manner so as to cause minimal disruption of Tenant's business.

            12.15. Tenant shall on the expiration or the sooner termination of its right to possession surrender to Landlord the Premises, including all modifications, changes, additions and improvements constructed or placed by Tenant herein, with all equipment in or appurtenant thereto, except all movable non-fixtures owned by Tenant and all non-permanently attached additions or improvements, broom-clean, free of sub-tenancies, and in good condition and repair, reasonable wear and tear excepted. Any non-fixtures or personal property belonging to Tenant or any subtenant, if not removed at such termination and if Landlord shall so elect, shall be deemed abandoned and become the property of Landlord without any payment or offset therefor.

            12.2. ALTERATIONS AND ADDITIONS: (A) Tenant shall not make any alterations or additions to the Premises nor make any contract therefor without prior written consent of Landlord. Landlord shall have the right to approve all proposed alterations or additions which approval shall not be unreasonably withheld. Tenant shall submit any


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proposed modifications or changes to Landlord and in the event Landlord has failed to respond in writing within 15 days, such changes or modifications shall be deemed approved. Any permanently attached alterations, additions and improvements made by Tenant to or upon the premises shall at once when made and installed be deemed to have become the property of Landlord.

            (B) At the expiration of the lease term or extended term, Tenant shall promptly remove any non-permanent attached additions or improvements placed in the Premises by Tenant unless otherwise agreed, and shall repair any damage occasioned by such removal, and in default thereof, Landlord may effect such removal and repair at Tenant's expense.

            13. ENTRY BY LANDLORD: (A) Landlord and the authorized representatives of Landlord may enter the Premises at any time, without notice, pursuant to a perceived emergency involving the Premises or to avoid damage or loss to the Premises. Landlord shall thereafter timely advise Tenant of any such entry.

            (B) Landlord and the authorized representatives of Landlord may enter the Premises at any time for any appropriate reason, including but not limited to, verifying the need for repair of the Premises, showing the Premises to any prospective purchaser from Landlord, or, during the final month of the term of this Lease, to show the Premises to any prospective tenant, only after twenty-four hours advance notice to Tenant. Landlord and Tenant agree Landlord or its representatives may be guided through the Premises by an agent of Tenant, and that Landlord shall have access to view all of the Premises. Any viewing of the Premises will be in such a manner as to not unreasonably interfere with Tenant's business.

            14. LIENS: (A) Tenant will keep the Premises free and clear of all mechanic's liens on account of work done by Tenant or persons claiming under Tenant. Tenant agrees to and shall indemnify and save Landlord free and harmless against liability, loss, damage, cost, attorney's fees and all other expense on account of claims of lien of laborers or materialmen or others for work performed or materials or supplies furnished for Tenant or persons claiming under Tenant.

            (B) In the event any lien is filed upon the Premises as the result of any claim or demand against Tenant, Tenant agrees to immediately undertake removal of the lien filing upon the Premises, and shall, within ninety (90) days of the filing of such lien upon the Premises, either pay the claim and lien in full, or obtain judicial resolution of the claim and lien, or deposit the full amount necessary to resolve the claim and lien with the registry of the court having jurisdiction over the claim and lien, or obtain a bond to obtain release of the lien. If Tenant shall fail to remove such lien within such ninety (90) day period, Landlord may give Tenant notice of Landlord's intent to pay such claim and lien in an amount necessary to remove such lien. If Tenant shall thereafter fail to remove such lien within fifteen (15) days of Landlord's notice to Tenant of intent to pay the claim and lien, Landlord may then pay the claim and lien. Any amount so paid, together with reasonable attorney's fees incurred in connection therewith, and interest at the rate of eighteen (18) percent per annum. from the date of payment by Landlord, shall be immediately due and owing from Tenant to Landlord, and Tenant agrees to and shall pay the same.

            (C) Should any claim of lien be filed against the Premises or any action affecting the title to such property be commenced, the party receiving notice of such lien or action shall forthwith give the other party written notice thereof.


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            15. INDEMNITY: (A) Tenant shall indemnify and hold harmless Landlord from and against any and all claims arising from Tenant's use of the Premises or the conduct of its business or from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises.

            (B) Tenant shall indemnify and hold harmless Landlord from and against any and all claims arising from any act or negligence of Tenant or any of its agents, contractors or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon.

            (C) Landlord shall indemnify and hold harmless Tenant from and against any and all claims arising from any act or negligence of Landlord or any of its agents, contractors or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon.

            16. INSURANCE: (A) Landlord shall maintain standard general liability and property damage insurance insuring the Premises, in reasonable amounts to provide full replacement coverage and shall provide to Tenant a copy of a certificate indicating such coverages.

            (B) Tenant shall at all times during the term hereof, and at is own cost and expense, procure and continue in force general liability insurance coverage upon Tenant, its officers, agents, employees, licensees, and invitees, regarding Tenant's utilization of commercial office space upon the Premises, with a limit of liability of not less than $1,000,000.00 per occurrence. The policy or policies shall name Landlord as an additional insured, shall insure Landlord's contingent liability, if any, under this Lease, shall be issued by an insurance company which is acceptable to Landlord and licensed to do business in the Sate of Colorado, and shall provide that the insurance shall not be canceled unless thirty-days' prior written notice shall be given to Landlord. The policy or policies or certificate thereof shall be delivered to Landlord by Tenant upon commencement of the Lease term or within 10 days of execution of this Lease, whichever event last occurs.

            (C) Tenant may maintain such property damage insurance as it wishes upon the equipment, and non-fixtures it may maintain upon the Premises. Tenant acknowledges Landlord does not provide any property damage insurance upon the property of Tenant upon the Premises.

            17. RECONSTRUCHON: (A) In the event the Premises are damaged by fire or other peril, Landlord shall (1) diligently commence repair, reconstruction and restoration of the Premises and pursue completion thereof, in which event this Lease shall continue in full force and effect; or (2) within 30 days of the damage occurring, give notice to Tenant of its election to terminate this Lease. Upon any termination of the Lease, the parties shall be released thereby without further obligations to the other coincident with the surrender of possession of the Premises to Landlord, except for items which have theretofore accrued and be then unpaid except that the rental amounts owing hereunder shall abate as of the date of the occurrence of the damage.

            (B) In the event such damage to the Premise results in more than twenty-five (25) percent of loss of use of the premises, and it is reasonably determined that repair, construction and restoration can not be completed within sixty (60) days of the damage occurring, Tenant may terminate this Lease by written notice to Landlord, effective not later than the sixtieth day after such damage occurred with the rental amounts owing hereunder being abated as of the date of occurrence of the damage.


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            (C) In the event of repair, reconstruction and restoration as herein provided, the rent paid shall be abated proportionately with the degree in which Tenant's use of the Premises is impaired commencing from the date of destruction and continuing during the period of such repair, reconstruction or restoration.

            18. CONDEMNATION: If the entire Premises or so much thereof as to make the balance not reasonably adequate for the conduct of Tenant's business shall be taken under a power of eminent domain, this Lease shall automatically terminate as of the date on which the condemning authority takes title or possession, whichever first occurs. Any award for any taking of all or any part of Premises under the power of eminent domain shall be the property of Landlord, and a sale by Landlord to any authority having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed a taking under the power of eminent domain for all purposes under this paragraph.

            19. ASSIGNMENT AND SUBLEASE: Tenant shall not voluntarily or by operation of law assign, license, transfer, mortgage or otherwise encumber all or any part of Tenant's interest in this Lease or in the Premises, without the prior written consent of Landlord in each instance, which such consent Landlord shall not unreasonably withhold. Such reasonable determination of consent to assignment or other transfer listed shall include determinations upon the nature of the business of the assignee and its then existing financial circumstances. Tenant shall have the right to sublease the Premises. No subletting or assignment, even with the consent of Landlord, shall release Tenant of its obligations to pay the rent and to perform all of the other obligations to be performed by Tenant hereunder.

            20. TAXES: All real property taxes and special improvement assessments shall be paid by Landlord. All property tax for personal property owned by Tenant on the Premises shall be paid by Tenant.

            21. BANKRUPTCY-INSOLVENCY: (A) Tenant agrees that in the event all or substantially all of Tenant's assets be placed in the hands of a receiver or trustee other than in bankruptcy, and such receivership or trusteeship continues for a period of 30 days, or should Tenant make an assignment for the benefit of creditors, then this Lease may be terminated by Landlord upon written notice to Tenant, to be effective upon delivery of such notice.

            (B) In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the Premises, Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the landlord under this Lease provided the mortgagee or purchaser recognizes the Tenant's right of quiet enjoyment hereunder.

            22. QUIET POSSESSION: Landlord agrees that Tenant, upon paying the rent and performing the covenants and conditions of this Lease, may quietly have, hold and enjoy the Premises during the term hereof or any extension thereof.

            23. DEFAULTS: The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

            (a) any failure by Tenant to pay the rent or any other monetary sums required to be paid hereunder where such failure continues for five days after written notice by Landlord to Tenant;
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            (b) the abandoment of the Premises by Tenant;

            (c) a failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant, where such failure continues for 20 days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of the default is such that the same cannot reasonably be cured within said 20 day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently pursue the same to completion; or

            (d) the making by Tenant of any general assignment or general arrangement for the benefit of creditors, the appointment of a trustee or receiver, other than in bankruptcy, to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within 30 days, or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within 30 days.

            24. REMEDIES: (A) (1) In the event of any such material default or breach by Tenant, Landlord shall have each and every right and remedy available to it under Colorado law, at the time of execution of this Lease or hereafter established, including but not limited to, the right to maintain this Lease in full force and effect and recover the rent and other monetary charges as they become due, without terminating Tenant's right to possession irrespective of whether Tenant shall have abandoned the Premises, or to terminate Tenant's right to possession to the Premises and to terminate this Lease.

                  (2) In the event of any material default or breach by Landlord, Tenant shall have each and every right and remedy available to it under Colorado law including the right to offset future rental amounts due hereunder in amounts necessary to compensate Tenant for any monetary advances made by Tenant on Landlord's behalf for obligations of Landlord hereunder.

            (B) Landlord and Tenant understand and agree that after default by Tenant, as established in this Lease, Landlord has the opportunity to, and to the extent established by law, the obligation to, attempt to relet the Premises at such rent and upon such conditions and for such a term and to do all acts necessary to maintain or preserve the Premises as are reasonable and necessary.

            (C) in addition to all remedies stated hereinabove, each party shall have the remedy to seek damages from the other party for any and all losses resulting from the default of the other party under this Lease.

            (D) Upon Landlord advancing or otherwise directly paying for Tenant any sum of money as the result of the failure of Tenant to pay or to timely pay any obligation under this Lease, such advancement or payment by Landlord shall accrue interest at the rate of eighteen (18) percent per annum from the date of advancement or payment by Landlord until the date of repayment by Tenant to Landlord.

            25. SIGNS: Tenant shall not erect or install any exterior signs or window or door signs, advertising media or window or door lettering or placards without Landlord's prior written consent.


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            26. MISCELLANEOUS:

            26.1. NO RESTRICTIVE COVENANT: It is agreed that this Lease contains no restrictive covenants in favor of Tenant.

            26.2. SUBORDINATION: Upon written request of Landlord, or any first mortgagee or beneficiary of a first deed of trust of Landlord, Tenant will in writing subordinate its rights hereunder to the interest of any ground lessor of the land upon which the premises are situated, as well as to the lien or any first mortgage or first deed of trust, now or hereafter in force against the land and buildings of which the Premises are in part, and upon any building hereafter placed upon the land of which the Premises are a part, and to all advances made or hereafter to be made upon the security thereof provided the mortgage agrees to recognize Tenant's right of quiet enjoyment.

            26.3 NON-SMOKING: The parties agree that all smoking shall be prohibited in the building during the term of this lease and any extensions thereof.

            26.4 USE OF MAIL DROP: Landlord may have mail delivered to the Premises utilizing the mailbox in the entry way. Landlord shall not access the Premises to obtain such mail except during normal business hours of Tenant. Tenant shall have no liability for protecting Landlord's mail delivered to the mailbox.

            26.5 SECURITY SYSTEM: Tenant may at its option, install a security system in the Premises to protect its operations. In the event such a system is installed, Tenant shall provide Landlord with emergency number to reach the Tenant's employee authorized to disable the security system after business hours, to permit Landlord to enter the Premises in case of an emergency. Landlord shall provide Tenant with telephone numbers where Landlord may be reached after business hours in case of emergency.

            26.6. ENTIRE AGREEMENT: This Lease, along with the Addendum hereto, constitutes the entire agreement between Landlord and Tenant relative to the Premises demised, and this Lease and the Addendum may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant.

            26.7. SEVERABILITY: If any term or provision of this Lease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforceable to the fullest extent permitted by law, and it is the intention of the parties hereto that if any provision of this Lease is capable of two constructions, one of which would render the provision void and the other of which would render the provision valid, then the provision shall have the meaning which renders it valid.

            26.8. COSTS OF SUIT. (A) Should Landlord, without fault on Landlord's part, be a party to any litigation instituted by any third party against the Tenant, or by or against any person holding under or using the Premises by license of Tenant, or for the foreclosure of any lien for labor or material furnished to or for Tenant or any such other person or otherwise arising out of or resulting from any act or transaction of Tenant or of any such other person, Tenant covenants to save and hold Landlord harmless from any judgment rendered against Landlord or the premises or any part thereof, and costs and expenses, including reasonable attorney's fees, incurred by Landlord in or in connection with such litigation.


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            (B) Should Tenant, without fault on Tenant's part, be a party to any litigation instituted by any third party against the Landlord, or by or against any person claiming an interest in the Premises through Landlord, or for the foreclosure of any lien for labor or material furnished to or for Landlord or any such other person or otherwise arising out of or resulting from any act or transaction of Landlord or of any such other person, Landlord covenants to save and hold Tenant harmless from any judgment rendered against Tenant, and costs and expenses, including reasonable attorney's fees, incurred by Tenant in or in connection with such litigation.

            (C) In the event any suit or litigation occurs as a result of this Lease between Landlord and Tenant, the prevailing party in any such litigation shall be entitled to an award of reasonable attorney's fees and costs. Such award of fees and costs, and the amount thereof, shall be determined by and in the discretion of the court presiding in such litigation.

            26.9. TIME: Time is of the essence of this Lease and each and every hereof, except as to the conditions relating to the delivery of possession of the Premises to Tenant.

            26.10. WAIVER: No covenant, term or condition or other breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver or the breach of any covenant, term or condition shall not be deemed to be a waiver of any other covenant, term or condition.

            26.11. LANDLORD ACCESS TO PERFORM SPECIFIC MAINTENANCE: Landlord shall have access to the electrical and telephone panels at mutually agreeable times for Landlord to perform its maintenance obligations as necessary.

            26.12. INSTALLATION OF ADDITIONAL WIRES: Landlord and Tenant agree that Tenant may, upon approval of the City, erect additional outside wires extending from the premises to any other structure occupied by Tenant. Any such additional installation shall be at Tenant's own expense. Landlord agrees that Tenant may erect such additional wires or utility service as is reasonably necessary for the conduct of Tenant's business, provided that the premises shall be restored to their original condition, fair wear and tear excepted, upon termination of the tenancy. At the option of Landlord, any modifications for utility service installed by Tenant, which are fixtures to the building, may be left intact and turned over to Landlord in "as is" condition. Landlord shall notify Tenant of its intention with respect to such installations not later than 30 days prior to expiration of the term of this agreement.

            26.13. MEMORANDUM OF LEASE: Tenant may at its option and expense, record a memorandum setting forth the existence of this Lease.

            26.14. SIGNS: Tenant shall place no signs on the Leased Premises without prior written consent of Landlord, which consent shall not be unreasonably withheld. All signs shall comply with applicable sign codes and shall be a Tenant's expense. Landlord makes no representation as to the availability of singe rights under applicable codes and Tenant shall make its own determination of applicable codes.

            IN WITNESS WHEREOF the parties have signed this Lease on the respective dates below, and agreed as of the effective date above.

"Landlord"                                "Tenant"


                                          KAIRE INTERNATIONAL, INC., A
/s/ G Walck                               COLORADO CORPORATION
----------------------------
George J. Walck
                                          By: /s/ Robert L. Richards
                                             ---------------------------------
                                             Robert L. Richards
                                             Executive Vice-President and CFO
/s/ J Walck
----------------------------
Joseph C. Walck

Revision to lease.

      Paragraph 8.D. is deleted and replaced with the following:

      The parties recognize that landlord is a debtor in possession while under the protection of chapter 13 Bankruptcy. The provisions of the bankruptcy are such that with consent of the First National Bank, the monies paid under this lease for 6400 square feet of ground floor space will be paid to George or Joe Walck personally. In the event that the bank's consent is not forthcoming, checks will be issued jointly payable to the Landlord and the First National Bank of Longmont.

      Landlord at Landlords' sole expense shall receive First National Bank's consent or court order consenting to issuance of checks to George or Joe Walck personally.

      It is understood that the lease payments for the upstairs 6400 square foot space as covered under a separate lease shall continue to be joint checked to the Landlord and the First National Bank.

Approved:                      Approved:                    Approved:


/s/ Robert L. Richards         /s/ J Walck                  /s/ G Walck
Bob Richards                   Joe Walck                    George Walck
Kaire International            Landlord                     Landlord

LEASE AGREEMENT

1. The EFFECTIVE DATE of this lease is [Illegible]

2. PARTIES: The parties to this lease are [Illegible] J. Walck, and Joseph C. Walck, individuals [Illegible] lessee of property, Kaire International, Inc, a [Illegible] "Tenant").

3. PURPOSE: The purpose of this lease [Illegible] "Lease") is to provide for the lease of commercial office space and use of existing common areas.

4. AGREEMENT: In consideration of the promises and agreements contained herein, Landlord leases to Tenant and Tenant rents from Landlord certain office space as described herein, for the terms stated herein.

5. PREMISES: The property herein leased by Landlord to Tenant is the exclusive use of thirty-five hundred seventy-six (3,576) square feet of commercial office space in the northern one-half of the second floor of the structure located at and commonly known as 400 Lashley Street, Building D2, Longmont, Boulder County, Colorado, plus non-exclusive use of six hundred twelve (612) square feet of access halls, stairs, and restrooms in the structure, plus non-exclusive use of the parking area to he established north of such structure (herein "Premises"). Every reference herein to "Exclusive Premises" shall be a reference only to the 3,576 square feet of actual office space rented.

6. TERM: The term of this Lease shall be one (1) year commencing January 1, 1995 and terminating at 11:59 p.m. on the last day of December 1995.

7. OCCUPANCY: Tenant will receive possession of the Premises upon the first day of the term of this lease, or earlier upon the substantial completion (or availability for move-in) and acceptance by Tenant of the tenant finish of the Premises, as more fully stated in the Addendum to this Lease.

8. RENT: (A) Tenant shall pay as rent the sum of $5.00 per square foot for the 3,882 square feet rented (3,576 plus one-half of 612) for a total rental for the term of this Lease of nineteen thousand four hundred ten dollars ($19,410.00), which will be paid in full in advance contemporaneous with signing this Lease.

(B) In consideration of the advance payment by Tenant of the full annual rent for the one year term of this Lease, Landlord and Tenant agree that as of December 31, 1995, if Tenant, or a sub-lessee of Tenant, is in legal possession of the Premises under this Lease, the total rental for the one year term of this Lease is agreed to be discounted by $920.00 to a total annual rental of $18,490.00.

9. SECURITY DEPOSIT: Tenant shall deposit with Landlord prior to the beginning of the term of this Lease the amount of $698.00 to be held by Landlord for the faithful performance of all of the terms, conditions and convenants of this Lease. In addition, as of December 31, 1995, upon the reduction of total annual rent as provided in paragraph 8(B) hereof, the $920.00 difference between $19,410.00 paid with the signing of this Lease and the total rental of $18,490.00, shall be combined with the $698.00 deposited by Tenant at the beginning of the term of this Lease to total a security deposit held by Landlord at the end of this Lease of $1,618.00. The Landlord may apply such deposit to cure any default under the term of this Lease and shall account to the Tenant for the balance. The Tenant may not apply the deposit hereunder to the payment of the rent or performance of other obligations under this Lease. Landlord shall account to Tenant within sixty days after the end of this Lease or other termination of this Lease for the application of any amounts of the deposit to obligations of the Tenant, and shall return the balance.

10. USE:

10.1 USE: Tenant shall use the Premises as commercial office space and a parking area to conduct only such activities as are consistent with Tenant's normal course of business.

10.2 SUITABILITY. (A) Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or with respect to the suitability of the Premises for the conduct of Tenant's business. Landlord and Tenant agree that tenant finish will be provided by Landlord as stated and agreed to in the Addendum to this Lease.

(B) The taking of possession of the Premises by Tenant shall conclusively establish that the Premises were at such time in satisfactory art suitable condition for Tenant's intended uses. The parties will perform a walk-through of the Premises in advance of Tenant taking possession, art will note any deficiencies in writing, which shall be cured within a reasonable time.

10.3 PARKING AREA: The Premises includes the non-exclusive parking area located north of the structure in which the Exclusive Premises are located. Further understandings and agreements about the parking area, its use and control, are stated and agreed to in the Addendum which is attached hereto.

10.4 USES PROHIBITED: (A) Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation or requirement of duly constituted public authorities now in force or which may hereafter be enacted or promulgated. Landlord shall be responsible for compliance of the structure, as well as exterior walls, interior walls, and water, plumbing, gas, electricity, heating, air conditioning and other utility delivery systems, with any law, statute, ordinance or governmental rule or regulation of requirement which applies to or controls such structure or utility delivery systems. Landlord shall specifically be responsible for changing, adjusting, or retrofitting any portion of the Premises required in order to comply with the Americans with Disabilities Act, or any legislation, rules or regulations with a similar purpose.

(B) Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be enforced and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to the commercial office space use and occupancy of the Premises by Tenant, except Landlord shall have the responsibility of complying with any requirements regarding its liability under paragraph 10.4(A) hereof upon the structure in which the Premises are located and the utility delivery systems of such structure.

11. UTILITY SERVICES: Tenant agrees, at its own expense, to establish in its name, and to pay for, all water, gas, power and electric current and all other similar utilities used by Tenant on the Exclusive Premises from and after the delivery of possession to Tenant by Landlord. Landlord and Tenant acknowledge separate meters exist for all such utility services to the Exclusive Premises. If any such charges are not paid when due, Landlord may pay the same, and any amount so paid by Landlord shall thereupon become due to Landlord from Tenant as additional rent. Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility service being furnished to the Premises, and no such failure or interruption shall entitle Tenant to terminate this Lease.

12. MAINTENANCE AND REPAIRS; ALTERATIONS AND ADDITIONS; OWNERSHIP:

12.1. MAINTENANCE AND REPAIRS:

12.11. Landlord shall keep in good order, condition and repair the foundations, exterior walls, and the roof of the Premises, and as necessary, or when required by governmental authority, make modifications or replacements thereof, and further, Landlord shall keep in good order, condition and repair the interior surface of exterior walls and all doors, and as necessary, or when required by governmental authority, make modifications or replacements thereof.

12.12 Landlord shall maintain and keep in good order, condition and repair the Premises, including all utility service delivery systems installed Therein, and shall replace all broken glass with glass of the same or similar quality. Tenant will give Landlord timely notice of any damage to the Premises or repair needed in the Premises. Except in an emergency situation, or in order to prevent significant loss to the Premises, Landlord shall give Tenant twenty-four hours advance notice of its intent to undertake any repair upon the Premises. If Landlord believes Tenant shall be responsible for the cost of any such repair under paragraph 12.13 hereof, Landlord shall give Tenant twenty-four notice of Landlord's position. Such twenty-four notice requirements are intended to allow Landlord and Tenant to coordinate repair activity and to resolve any repair cost liability issue between them in advance of undertaking repair work. Landlord shall make all repairs in a timely manner.

12.13 Notwithstanding the obligation of Landlord to maintain and repair the Premises as established in this section 12, Tenant shall be obligated to reimburse to Landlord the cost and expense of all repair or maintenance of the Premises caused or occasioned by the actions or inactions of its officers, agents, employees, licensees and invitees, whether or not a result of negligence. Upon the repair or maintenance of any portion of the Premises, Landlord shall notify Tenant in writing of its obligation for the cost of repair or maintenance, and Tenant will reimbuse Landlord its full liability within ten days of such written notice. Tenant shall not be responsible for the cost of maintenance which is the result of normal wear and tear upon the Premises by Tenant.

12.14 Landlord shall have no liability to Tenant for any damage, inconvenience or interference with the use of the Premises by Tenant as a result of Landlord conducting any repair or maintenance upon the Premises.

12.15 Tenant shall on the expiration or the sooner termination of its right to possession surrender to Landlord the Premises, including all modifications, changes, additions and improvements constructed or placed by Tenant herein, with all equipment in or appurtenant thereto, except all movable non-fixtures owned by Tenant, broom-clean, free of sub-tenancies, and in good condition and repair, reasonable wear and tear excepted. Any non-fixtures or personal property belonging to Tenant or any subtenant, if not removed at such termination and if Landlord shall so elect, shall be deemed abandoned and become the property of Landlord without any payment or offset therefor. If Landlord shall not so elect, Landlord may remove such fixtures or property from the Premises and store them at Tenant's risk and expense.

12.2 ALTERATIONS AND ADDITIONS: (A) Tenant shall not make any alterations or additions to the Premises nor make any contract therefor. Any alterations, additions and improvements made by Tenant to or upon the premises shall at once when made and installed be deemed to have become the property of Landlord; provided, however, if prior to termination of this Lease, or within 15 days thereafter, Landlord so directs by written notice to Tenant.

(B) Tenant shall promptly remove the additions or improvements placed in the Premises by Tenant and shall repair any damage occasioned by such removal, and in default thereof, Landlord may effect such removal and repairs at Tenant's expense.

12.3. OWNERSHIP: Tenant has no right to become the owner of the real property on which the Premises are located nor the owner of the Premises.

13. ENTRY BY LANDLORD: (A) Landlord and the authorized representatives of Landlord may enter the Premises at any time, without notice, pursuant to a perceived emergency involving the Premises or to avoid damage or loss to the Premises. Landlord shall thereafter timely advise Tenant of any such entry.

(B) Landlord and the authorized representatives of Landlord may enter the Premises at any time for any appropriate reason, including but not limited to, verifying the need for repair of the Premises, showing the Premises to any prospective purchaser from Landlord, or, during the final month of the term of this Lease, to show the Premises to any prospective tenant, only after twenty-four hours advance notice to Tenant. Landlord and Tenant agree Landlord or its representatives may be guided through the Premises by an agent of Tenant, and that Landlord shall have access to view all of the Premises. Any viewing of the Premises will be in such a manner as to not unreasonably interfere with Tenant's business.

14. LIENS: (A) Tenant will keep the Premises free and clear of all mechanic's liens on account of work done by Tenant or persons claiming under Tenant. Tenant agrees to and shall indemnify and save Landlord free and harmless against liability, loss, damage, cost, attorney's fees art all other expenses on account of claims of lien of laborers or materialmen or others for work performed or materials or supplies furnished for Tenant or persons claiming under Tenant.

(B) In the event any lien is filed upon the Premises as the result of any claim or demand against Tenant, Tenant agrees to immediately undertake removal of the lien filing upon the Premises, and shall, within ninety (90) days of the filing of such lien upon the Premises, either pay the claim and lien in full, or obtain judicial resolution of the claim and lien, or deposit the full amount necessary to resolve the claim and lien with the registry of the court having jurisdiction over the claim and lien, or obtain a bond to obtain release of the lien. If Tenant shall fail to remove such lien within such ninety (90) day period, Landlord may give Tenant notice of Landlord's intent to pay such claim art lien in an amount necessary to remove such lien. If Tenant shall thereafter fail to remove such lien within fifteen (15) days of Landlord's notice to Tenant of intent to pay the claim and lien, Landlord may then pay the claim and lien. Any amount so paid, together with reasonable attorney's fees incurred in connection therewith, and interest at the rate of eighteen (18) per cent per annum, from the date of payment by Landlord, shall be immediately due and owing from Tenant to Landlord, and Tenant agrees to and shall pay the same.

(C) Should any claims of lien be filed against the Premises or any action affecting the title to such property be commenced, the party receiving notice of such lien or action shall forthwith give the other party written notice thereof.

15. INDEMNITY: (A) Tenant shall indemnify and hold harmless Landlord from and against any and all claims arising from Tenant's use of the Premises or the conduct of its business or from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises.

(B) Tenant shall indemnify and hold harmless Landlord from and against any and all claims arising from any act or negligence of Tenant or any of its agents, contractors or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon.

(C) Landlord shall indemnify and hold harmless Tenant from and against any and all claims arising from any act or negligence of Landlord or any of its agents, contractors or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon.

16. INSURANCE: (A) Landlord shall maintain standard general liability and property damage insurance insuring the Premises, in reasonable amounts, and shall provide to Tenant a copy of a certificate indicating such coverages.

(B) Tenant shall at all times during the term hereof, and at its own cost and expense, procure and continue in force general liability insurance coverage upon Tenant, its officers, agents, employees, licensees, and invitees, regarding Tenant's utilization of commercial office space upon the Premises, with a limit of liability of not less than $1,000,000.00 per occurrance. The policy or policies shall name Landlord as an additional insured, shall insure Landlord's contingent liability, if any, under this Lease, shall be issued by an insurance company which is acceptable to Landlord and licensed to do business in the state of Colorado, and shall provide that the insurance shall not be canceled unless thirty days' prior written notice shall be given to Landlord. The policy or policies or certificate thereof shall be delivered to Landlord by Tenant upon commencement of the Lease term or within 10 days of execution of this Lease, whichever event last occurs.

(C) Tenant may maintain such property damage insurance as it wishes upon the furniture, equipment, and non-fixtures it may maintain upon the Premises. Tenant acknowledges Landlord does not provide any property damage insurance upon the property of Tenant upon the Premises.

17. RECONSTRUCTION: (A) In the event the Premises are damaged by fire or other peril, Landlord shall (1) diligently commence repair, reconstruction and restoration of the Premises and pursue completion thereof, in which event this Lease shall continue in full force and effect; or (2) within 30 days of the damage occurring, give notice to Tenant of its election to terminate this Lease. Upon any termination of the Lease, the parties shall be released thereby without further obligations to the other coincident with the surrender of possession of the Premises to Landlord, except for items which have theretofore accrued and be then unpaid.

(B) In the event such damage to the Premises results in more than twenty-five
(25) per cent of loss of use of the premises, and it is reasonably determined that repair, reconstruction and restoration can not be completed within sixty
(60) days of the damage occurring, Tenant may terminate this Lease by written notice to Landlord, effective not later than the sixtieth day after such damage occurred.

(C) In the event of repair, reconstruction and restoration as herein provided, the rent paid under paragraph 8 hereof shall be abated proportionately with the degree in which Tenant's use of the Premises is impaired commencing from the date of destruction and continuing during the period of such repair, reconstruction or restoration.

18. CONDEMNATION: If the entire Premises or so much thereof as to make the balance not reasonably adequate for the conduct of Tenant's business shall be taken under a power of eminent domain, this Lease shall automatically terminate as of the date on which the condemning authority takes title or possession, whichever first occurs. Any award for any taking of all or any part of Premises under the power of eminent domain shall be the property of Landlord, and a sale by Landlord to any authority having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed a taking under the power of eminent domain for all purposes under this paragraph.

19. ASSIGNMENT AND SUBLEASE: Tenant shall not voluntarily or by operating of law assign, license, transfer, mortgage or otherwise encumber all or any part of Tenant's interest in this Lease or in the Premises, and shall not sublet or license all or any part of the Premises, without the prior written consent of Landlord in each instance, which such consent Landlord shall not unreasonably withhold. Such reasonable determination of consent to subletting shall include determinations upon the nature of the business of the sublessee and its then existing financial circumstances. No subletting or assignment, even with the consent of Landlord, shall release Tenant of its obligations to pay the rent and to perform all of the other obligations to be performed by Tenant hereunder.

20. BANKRUPTCY - INSOLVENCY: (A) Tenant agrees that in the event all or substantially all of Tenant's assets be placed in the hands of a receiver or trustee other than in bankruptcy, and such receivership or trusteeship continues for a period of 30 days, or should Tenant make an assignment for the benefit of creditors, then this Lease may be terminated by Landlord upon written notice to Tenant, to be effective upon delivery of such notice.

(B) In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the Premises, Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the landlord under this Lease.

21. QUIET POSSESSION: Landlord agrees that Tenant, upon paying the rent and performing the covenants and conditions of this Lease, may quietly have, hold and enjoy the Premises during the term hereof or any extension thereof.

22. DEFAULTS: The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

(a) any failure by Tenant to pay the rent or any other monetary sums required to be paid hereunder where such failure continues for five days after written notice by Landlord to Tenant;

(b) the abandonment of the premises by Tenant;

(c) a failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant, where such failure continues for 20 days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of the default is such that the same cannot reasonably be cured within said 20 day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently pursue the same to completion; or

(d) the making by Tenant of any general assignment or general arrangement for the benefit of creditors, the appointment of a trustee or receiver, other than in bankruptcy, to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within 30 days, or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within 30 days.

23. REMEDIES: (A)(1) In the event of any such material default or breach by Tenant, Landlord shall have each and every right and remedy available to it under Colorado law, at the time of execution of this Lease or hereafter established, including but not limited to, the right to maintain this Lease in full force and effect and recover the rent and other monetary charges as they become due, without terminating Tenant's right to possession irrespective of whether Tenant shall have abandoned the Premises, or to terminate Tenant's right to possession to the Premises and to terminate this Lease.

(2) In the event of any material default or breach by Landlord, Tenant shall have each and every right and remedy available to it under Colorado law.

(B) Landlord and Tenant understand and agree that after default by Tenant, as established in this Lease, Landlord has the opportunity to, and to the extent established by law, the obligation to, attempt to relet the Premises at such rent and upon such conditions and for such a term and to do all acts necessary to maintain or preserve the Premises as are reasonable and necessary.

(C) In addition to all remedies stated hereinabove, each party shall have the remedy to seek damages from the other party for any and all losses resulting from the default of the other party under this Lease.

(D) Upon Landlord advancing or otherwise directly paying for Tenant any sum of money as the result of the failure of Tenant to pay or to timely pay any obligation under this Lease, such advancement or payment by Landlord shall accrue interest at the rate of eighteen (18) per cent per annum from the date of advancement or payment by Landlord until the date of repayment by Tenant to Landlord.

24. SIGNS: Tenant shall not erect or install any exterior signs or window or door signs, advertising media or window or door lettering or placards without Landlord's prior written consent.

25. MISCELLANEOUS:

25.1 NO RESTRICTIVE COVENANT: It is agreed that this Lease contains no restrictive covenants in favor of Tenant.

25.2 SUBORDINATION: Upon written request of Landlord, or any first mortgagee or beneficiary of a first deed of trust of Landlord, Tenant will in writing subordinate its rights hereunder to the interest of any ground lessor of the land upon which the premises are situated, as well as to the lien or any first mortgage or first deed of trust, now or hereafter in force against the land and buildings of which the Premises are in part, and upon any building hereafter placed upon the land of which the Premises are a part, and to all advances made or hereafter to be made upon the security thereof.

25.3 ADDENDUM: An Addendum (herein "Addendum") is entitled as such, attached hereto, and incorporated herein by reference which states the agreements of the Landlord and Tenant regarding completion of the tenant finish of the Premises, and the parking area which is part of the Premises.

25.4 ENTIRE AGREEMENT: This Lease, along with the Addendum hereto, constitutes the entire agreement between Landlord and Tenant relative to the Premises demised, and this Lease and the Addendum may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant.

25.5 SEVERABILITY: If any term or provision of this Lease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforceable to the fullest extent permitted by law, and it is the intention of the parties hereto that if any provision of this Lease is capable of two constructions, one of which would render the provision void and the other of which would render the provision valid, then the provision shall have the meaning which renders it valid.

25.6 COSTS OF SUIT: (A) Should Landlord, without fault on Landlord's part, be a party to any litigation instituted by any third party against the Tenant, or by or against any person holding under or using the Premises by license of Tenant, or for the foreclosure of any lien for labor or material furnished to or for Tenant or any such other person or otherwise arising out of or resulting from any act or transaction of Tenant or of any such other person, Tenant covenants to save and hold Landlord harmless from any judgment rendered against Landlord or the premises or any part thereof, and costs and expenses, including reasonable attorney's fees, incurred by Landlord in or in connection with such litigation.

(B) Should Tenant, without fault on Tenant's part, be a party to any litigation instituted by any third party against the Landlord, or by or against any person claiming an interest in the Premises through Landlord, or for the foreclosure of any lien for labor or material furnished to or for Landlord or any such other person or otherwise arising out of or resulting from any act or transaction of Landlord or of any such other person, Landlord covenants to save and hold Tenant harmless from any judgment rendered against Tenant, and costs and expenses, including reasonable attorney's fees, incurred by Tenant in or in connection with such litigation.

(C) In the event any suit or litigation occurs as a result of this Lease between Landlord and Tenant, the prevailing party in any such litigation shall be entitled to an award of reasonable attorney's fees and costs. Such award of fees and costs, and the amount thereof, shall be determined by and in the discretion of the court presiding in such litigation.

25.7 TIME: Time is of the essence of this Lease end each and every provision hereof, except as to the conditions relating to the delivery of possession of the Premises to Tenant.

25.8 WAIVER: No covenant, term or condition or other breach thereof shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver or the breach of any covenant, term or condition shall not be deemed to be a waiver of any other covenant, term or condition.

IN WITNESS WHEREOF the parties have signed this Lease on the respective dates below, and agreed as of the effective date above.


Dated 12/12/94                       Dated 12 DECEMBER 1994

/s/ George J. Walck - Landlord       Kaire International, Inc.,
--------------------------------        a Colorado corporation - Tenant
George J. Walck - Landlord

Dated 12/12/94                       By /s/ Robert L Richard
                                        ------------------------------
/s/ Joseph C. Walck                  Title EXEC VP & CFO
--------------------------------
Joseph C. Walck

ADDENDUM to Lease Agreement (one page)
George J. Walck and Joseph C. Walck as Landlords and
Kaire International, Inc. as Tenant -
Dated ______________________, 1994

A.1. TENANT FINISH: (a) Landlord and Tenant acknowledge they have agreed to the tenant finish of the premises to be leased, including floor plan, extent of tenant finish and quality of tenant finish. Such details are stated in the letter from Landlord to Tenant dated December 2, 1994, a copy of which is attached hereto and incorporated herein by reference, plus tenant finish shall include window coverings (venetial blinds or vertical blinds, at Landlord's choice).

(b) Landlord shall complete the tenant finish by January 1, 1995. Landlord will diligently pursue completion of the tenant finish, but shall not be liable to Tenant for any delay in completing the tenant finish due to any cause beyond the control of Landlord.

A.2. PARKING AREA: (a) Landlord and Tenant have agreed to the specifications of a gravel parking area on the north side of the structure in which the Exclusive Premises are located, to be used by employees of Tenant. Such parking area has been constructed at the direction and cost of Tenant. Tenant shall hold Landlord harmless upon such cost.

(b) In order to obtain inmmediate use of the parking area, Landlord has represented to the City of Longmont Planning Department that it will complete, by June 30, 1995, the landscaping required by the site plan upon The property approved in 1990. Landlord agrees with the Tenant to timely complete such landscaping, at its cost.

(c) Landlord and Tenant agree the parking lot is for the non-exclusive use of Tenant, and that Landlord and employees of Landlords' electrical construction corporation may park in the parking area.

(d) Tenant shall supervise utilization of the parking area by its employees, and may mark the parking area, at its expense, if it wishes, with Landlord's prior consent to the configuration of any marking.

(e) Landlord agrees to maintain public liability insurance in a reasonable amount covering the parking area. Landlord will be solely responsible for maintenance and upkeep of the parking area, except Tenant will be responsible for any damage to the parking area caused by the negligence of its officers, agents, employees, licensees or invitees.

(f) Landlord and Tenant will jointly arrange, and equally pay one-half of the cost of, snow removal from the parking area needed during the term of this Lease.

A-3. NON-SMOKING BUILDING: Smoking of cigarettes, cigars, and pipes is not permitted within the structure in which the Exclusive Premises are located. Tenant will inform its officer, agents, employees, licensees, and invitees of such policy, and take reasonable actions to enforce such policy among such persons.

                            ADDENDUM TO LEASE AGREEMENT

      THIS AGREEMENT entered into between George J. Walck and Joseph C. Walck, individuals (herein "Landlord") and Kaire International, Inc., a Colorado corporation (herein "Tenant") with respect to real property located at 400 Lashley Street, City of Longmont, Boulder County, Colorado. The First National Bank of Longmont (herein "the Bank") is not a party to this Agreement, but has signed below, without liability, solely as evidence of having given its consent to the terms hereof, as required by terms of a Deed of Trust between Landlord and the Bank dated October 15, 1991.

      THIS ADDENDUM incorporates by reference a certain Lease Agreement between the same parties dated January 1, 1995, and includes herein as applicable all additional terms therein not expressly inconsistent with the terms of this Addendum. A copy of said Lease Agreement is attached hereto as Exhibit A.

      THE PURPOSE of this Addendum is to extend the description of premises described in the January 1, 1995 Lease Agreement to include additional space, described below, and to extend the term of the tenancy of both the January 1, 1995 Lease Agreement, and of the premises described in this Addendum, to Midnight on February 28, 1996.

      IN CONSIDERATION of the mutual covenants, conditions and promises contained herein, Landlord leases to Tenant and Tenant agrees to lease from Landlord that additional office space described herein in paragraph 3 below, for the period of time stated in paragraph 2 below.

      1. Effective Date. The effective date of this Addendum is July 19, 1995.

      2. Period of Lease. The period of the tenancy shall extend from July 19, 1995 through February 28, 1996 for all premises covered by this Addendum, which the parties agree shall also extend the period of occupancy of the premises described in the January 1, 1995 Lease Agreement to February 28, 1996.

      3. Premises. The premises covered by the January 1, 1995 lease shall remain the same as stated in the original lease. The premises included in this Addendum include the entire southern half or remainder of the second floor of the premises located at 400 Lashley Street, consisting of 2,430 square feet of available office space. Kaire International shall have exclusive possession of the entire of the second floor of the building.

      4. Rental Amount. Tenant shall pay as rent for the premises the sum of $5.50 per square foot for the 2,430 square feet of leasable space, for a total rent during the first term of this addendum of $8,191.15, payable in monthly installments of $1,113.75 each (the first payment for 11 days in July in the amount of $394.90 shall be paid on Friday, July 21, 1995), commencing with the August payment.

      5. Payment of Rent. The parties agree that, pursuant to the notice by First National Bank of Longmont, dated April 25, 1995, receipt of which is acknowledged, Tenant shall make all payments of rent directly to the First National Bank of Longmont, to be credited to the account of Landlord according to terms of a certain Deed of Trust dated October 15, 1991 between Landlord and the Bank. Copies of the notice and Deed of Trust are attached hereto as Exhibits B and C respectively, and are incorporated herein by reference. Tenant's checks to Landlord shall be joint checks made payable to Landlord and the First National Bank. Landlord shall promptly endorse said rent checks upon receipt and shall transmit the same to the Bank.

      Payments due to Landlord hereunder for contribution to common utilities shall be made directly to Landlord, who covenants and agrees to keep all utilities payments current during the term of this Lease and to insure that no stoppage of utility service occurs as a result of nonpayment of utilities by Landlord.

      All monies and things of value received by Landlord from Tenant for payment of utilities are agreed to be received expressly in trust for payment of utilities and Landlord agrees to indemnify and hold Tenant harmless of all loss, if any, resulting from Landlord's failure to make any utilities payments when due.

      6. Adjustment/Credit for Lease Payments Previously Paid. The parties agree that although the premises described in the January 1, 1995 Lease Agreement were due to be occupied on January 1, 1995, the actual date of occupancy was February 18, 1995. The parties have compromised the issue and agreed that Tenant shall receive one month's lease payment credit in the month of January, 1996, and Tenant shall commence making lease payments in February, 1996, at the rate of $5.50 per square foot for the month of February. Payment shall be made by joint check payable to Landlord and the First National Bank according to the provisions of paragraph 5 above.

      7. Option to Extend Lease. The parties have agreed that Tenant shall have the option to extend this Lease for a period of one additional one year on the same terms contained herein, and for a second year, with rent to be adjusted based on the increase or decrease in the Consumer Price Index. The CPI to be utilized will be the "All Urban Consumers, Western States Average." The base period for the purpose of adjustment shall be January, 1995. Tenant shall be afforded a right of first refusal to lease any additional space in or about the premises located at 400 Lashley Street which Landlord may offer for Lease at any time within the term hereof, including the period of any renewal option. Landlord is under no obligation to conform the term, rental, or provisions of an offer to lease any such additional space to the terms and provisions of the January 1, 1995 Lease, as originally undertaken or as amended herein.

      Tenant shall notify Landlord of its election to renew the tenancy not later than 90 days before the expiration of the lease term, including any extension thereof.

      8. Termination Contingency. Tenant's liability to occupy and pay rent for the premises leased pursuant to the January 1, 1995 Lease Agreement, and pursuant to this

Addendum, for the months of January and February, 1996, is expressly conditioned upon Tenant's ability to secure approval of the City of Longmont for an extension of the use of the public right of way permit allowing overhead telephone and computer wires to be erected and maintained across Fourth Avenue. The use of public right of way permit presently in effect expires on January 1, 1996. Tenant shall make reasonable efforts to secure approval of the City to extend the permit to include the termination date of this agreement (February 28, 1996).

      Tenant shall make timely application for extension of the permit, and notify Landlord of the status of the application not later than October 1, 1995.

      9. Installation of Additional Wires. Although not expressly a termination contingency as described in paragraph 8 above, Landlord and Tenant agree that Tenant may, upon approval of the City, erect additional outside wires extending from the premises to any other structure occupied by Tenant. Any such additional installation shall be at Tenant's own expense. Landlord agrees that Tenant may erect such additional wires or utility service as is reasonably necessary for the conduct of Tenant's business, provided that the premises shall be restored to their original condition, fair wear and tear excepted, upon termination of the tenancy. At the option of Landlord, any modifications for utility service installed by Tenant, which are fixtures to the building, may be left intact and turned over to Landlord in "as is" condition. Landlord shall notify Tenant of his intention with respect to such installations not later than 30 days prior to expiration of the term of this agreement.

      10. Bankruptcy Effects. Joseph C. Walck is presently a debtor in a Chapter 13 proceeding pending in the U.S. Bankruptcy Court. With respect to his ownership of an interest in the premises, he is a "debtor in possession" with full power and authority to enter into this agreement. In Tenant's sole discretion, to promote enforceability of the lease by Tenant, Tenant may request and secure the Court's approval of the Lease Agreement and this Addendum, to insure continuity of occupancy in the event of conversion of the case from Chapter 13 to a liquidation under Chapter 7. In the event Tenant wishes to secure approval of the Court, Landlord agrees to cooperate in good faith with Tenant, as necessary, to secure the Court's approval of the agreement, and Landlord shall take no action contrary to the Tenant's request for Court approval.

      11. Understanding of Parties and First National Bank of Longmont. The parties are proceeding with this Lease Addendum pursuant to a letter from Thomas
L. Stover, attorney for the First National Bank of Longmont, dated July 13, 1995, which states the Bank's consent to the parties entry into a commercially reasonable lease without prior Bank approval of specific terms. Nonetheless, the parties agree that the Bank shall be provided a copy of this Lease Addendum for its records.

      12. Additional Provisions.

      (a) Trash Dumpster. Landlord and Tenant shall each maintain and pay for their own trash disposal facilities.

      (b) Concerning Parking. For the time that Kaire has the entire second floor of the building leased, Kaire may use the six parking spaces immediately in front of the building to the north side of the glass entry doors. Walck shall have the sole use of the other parking spaces to the south of the glass doors. Kaire may use the two parallel parking spaces behind the convenience store, leaving one space for Walck at this location. All doors to the building, specifically the large delivery roll up doors, are to be kept clear at all times for deliveries.

      (c) Concerning Lockup of the Building. Kaire is to lock and unlock both the back doors at the rear stairwell during business hours each day. The main glass front door is to be locked each day at 6:00 p.m. and remain locked at night if anyone from Kaire or Walck is working in the building after 6:00 p.m.

      (d) Security System. For so long as Tenant occupies the entire second floor of the building, Tenant will install and maintain an electronic fire and security system to protect its operations. Tenant shall provide Landlord emergency numbers to reach the Kaire employee authorized to disable the security system after hours, to permit Landlord to enter the premises in case of emergency without setting off the security system. Routine entries by Landlord for inspection and repair shall be made during normal business hours when Kaire employees are present in the premises. Landlord shall provide Tenant emergency telephone numbers where Landlord may be reached after hours in case of emergency.

      (e) Restricted Access. Due to risk of personal injury, no Kaire employee or visitor or guest is to enter Walck's warehouse area unless in the company of a Walck employee.

      (f) Landlord Approval of Installations. Landlord shall be entitled to review and approve any revisions to the building contemplated by Tenant in connection with installation of communication, fire and security systems, general remodeling and any other modifications of the building or existing service systems. Landlord agrees to be reasonable and accommodating to Tenant in its review of revisions, and the parties contemplate that most requests for approval will be oral rather than in written form, due to the cost of preparing drawings for each change.

      (g) Non-Smoking. The parties agree that all smoking shall be prohibited in the building during the term of this lease and any extension thereof.

      (h) Cleaning of the Stairwells. Kaire shall be responsible for the cleaning and maintenance of all stairwells accessing the second floor of the building.

      (i) Parties to Seek City Approval. Landlord shall promptly seek approval of the City of Longmont for extension of the non-conforming use permit to maintain the gravel parking lot, and Tenant shall promptly seek approval of the City for approval of the non-conforming use of the public right of way for its maintenance of telephone and computer cable over Fourth Avenue.

Kaire/Walck Lease Addendum
July 19, 1995
Page 5 of 5 pages


      DATED this 24th day of July, 1995


/s/ George J. Walck              /s/ Joseph C. Walck
-------------------------        -------------------------
George J. Walck, Landlord        Joseph C. Walck, Landlord


KAIRE INTERNATIONAL, INC.,
a Colorado corporation -- Tenant


By: /s/ J.T. Whitworth
    -----------------------------------
      J.T. Whitworth, Vice-President
      of Operations

THIS FORM HAS IMPORTANT LEGAL CONSEQUENCES AND THE PARTIES SHOULD CONSULT LEGAL
                             COUNSEL BEFORE SIGNING

================================================================================

                                 BUSINESS LEASE

      This lease, dated December 4, 1996, is between Country Hills Investments, as Landlord, and Kaire International, Inc., as Tenant.

      In consideration of the payment of the rent and the performance of the covenants and agreements by the Tenant set Forth herein, the Landlord does hereby lease to the Tenant the following described premises situate in Boulder County, in the State of Colorado; the address of which is 380 Lashley, 310 Lashley #l07 and 310 Lashley #108 Longmont, CO 80501

      Said premises, with all the appurtenances, are leased to the Tenant from the date of March 1, 1997, until the date of March 1, 1999 at and for a rental for the full term of $223,433.44 payable in monthly installments of $9,309.73, in advance, on the 1st day of each calendar month during the term of this lease, payable at 2249 N. Country Club Loop, Westminster, CO 80234, without notice.

THE TENANT, IN CONSIDERATION OF THE LEASING OF THE PREMISES AGREES AS FOLLOWS:

      1. The Tenant shall pay the rent for the premises above-described.

      2. The Tenant shall, at the expiration of this tease, surrender the premises in as good a condition as when the Tenant entered the premises, ordinary wear and tear excepted. The Tenant shall keep all sidewalks on and around the premises free and clear of ice and snow, keep the entire exterior premises free from all litter, dirt, debris and obstructions; and keep the premises in a clean and sanitary condition as required by the ordinances of the city and county in which the property is situate.

      3. The Tenant shall not sublet any part of the premises, nor assign the lease, or any interest therein, without the written consent of the Landlord.

      4. The Tenant shall use the premises only as offices and shall not use the premises for any purposes prohibited by the laws of the United States or the State of Colorado, or of the ordinances of the city or town in which said premises are located, and shall neither permit nor suffer any disorderly conduct, noise or nuisance having a tendency to annoy or disturb any persons occupying adjacent premises.

      5. The Tenant shall neither hold, nor attempt to hold, the Landlord, its agents, contractors and employees, liable for any injury, damage, claims or loss to person or property occasioned by any accident, condition or casualty to, upon, or about the premises including, but not limited to, defective wiring, the breaking or stopping of the plumbing or sewage upon the premises, unless such accident, condition or casualty is directly caused by intentional or reckless acts or omission of the Landlord. Notwithstanding any duty the Landlord may have hereunder to repair or maintain the premises, in the event that the improvements upon the premises are damaged by the negligent, reckless or intentional act or omission of the Tenant or any employees, agents, invitees, licensees or contractors, the Tenant shall bear the full cost of such repair or replacement. The Tenant shall hold Landlord, Landlords agents and their respective successors and assigns, harmless and indemnified from all injury, loss, claims or damage to any person or property while on the demised premises or any other part of Landlords property, or arising in any way out of Tenant, business, which is occasioned by an act or omission of Tenant, its employees, agents, invitees, licensees or contractors. The Landlord is not responsible for any damage or destruction to the Tenant's personal property.

      6. The Tenant shall neither permit nor suffer said premises, or the walls or floors thereof to be endangered by overloading, nor said premises to he used for any purpose which would render the insurance thereon void or the insurance risk more hazardous, nor make any alterations in or changes in, upon, or about said premises without first obtaining the written consent of the Landlord.

      7. The Tenant shall obtain and keep in full force, at Tenant's expense, fire and liability insurance as may be reasonably required by the Landlord. Tenant shall provide copies of such insurance policies upon the Landlord's request.

      8. The Tenant shall permit she Landlord to place a "For Rent" sign upon the leased premises at any time after sixty (60) days before the end of this lease.

      9. The Tenant shall allow the Landlord to enter upon the premises at any reasonable hour.

IT IS EXPRESSLY UNDERSTOOD AND AGREED BETWEEN LANDLORD AND TENANT AS FOLLOWS:

      10. The Tenant shall be responsible for paying the following: |X| Electric |_| Gas |X| Water |X| Sewer |X| Phone |X| Refuse Disposal |X| Janitorial Services Other ____________________.

The |X| Landlord |_| Tenant agrees to keep all the improvements upon the premises, including but not limited to, structural components, exterior walls, roofs, sewer connections, plumbing, wiring and glass in good maintenance and repair at their expense. In the event the Landlord is responsible for repair of the premises, the Tenant shall be obliged to notify the Landlord of any condition upon the premises requiring repair and the Landlord shall be provided a reasonable time to accomplish said repair.

      11. No assent, express or implied, to any breach or default of any one or more of the agreements hereof shall be deemed or taken to be a waiver of any succeeding or other breach or default.

      12. If after the expiration of this lease, the Tenant shall remain in possession of the premises and continue to pay rent without a written agreement as to such possession, then such tenancy shall be regarded as a month-to-month tenancy, at a monthly rental, payable in advance, equivalent to the last month's rent paid under this lease, and subject to all the terms and conditions of ibis lease.

      13. If the premises are left vacant and any part of the rent reserved hereunder is not paid, then the Landlord may, without being obligated to do so, and without terminating this lease, retake possession of the said premises and rent the same for such rent, and upon such conditions as the Landlord may think best, making such changes and repairs as may be required, giving credit for the amount of rent so received less all expenses of such changes and repairs, and the Tenant shall be liable for the balance of the rent herein reserved until the expiration of the term of this lease.

      14. The Landlord acknowledges receipt of a deposit in the amount of $8,380 to beheld by the Landlord for the faithful performance of all of the terms, conditions and convenants of this lease. The Landlord may apply the deposit to cure any default under the terms of this lease and shall account to the Tenant for the balance. The Tenant may not apply the deposit hereunder to the payment of the rent reserved hereunder or the performance of other obligations.

================================================================================

      15. If the Tenant shall be in arrears in payment of any installment of rent, or any portion thereof, or in default of any other covenants or agreements set forth in this lease, and the default remains uncorrected for a period of three (3) days after the Landlord has given written notice thereof pursuant to applicable law, then the Landlord may, at the Landlord's option, undertake any of the following remedies without limitation: (a) declare the term of the lease ended; (b) terminate the Tenant's right to possession of the premises and reenter and repossess the premises pursuant to applicable provisions of the Colorado Forcible Entry and Retainer Statute; (c) recover all present and future damages, costs and other relief to which the Landlord is entitled; (d) pursue breach of contract remedies; and/or (e) pursue any and all available remedies in law or equity. In the event possession is terminated by a reason of default prior to expiration of the term, the Tenant shall be responsible for the rent occurring for the remainder of the term, subject to the Landlord's duty to mitigate such damages. Pursuant to applicable law [13-40-104(d.5), (e.5) and 13-40-107.5, C.R.S.] which is incorporated by this reference, in the event repeated or substantial default(s) under the lease occur, the Landlord may terminate the Tenant's possession upon a written Notice to Quit, without a right to cure. Upon such termination, the Landlord shall have available any and all of the above-listed remedies.

      16. If the property or the premises shall be destroyed in whole or in part by fire, the elements, or other casualty and if, in the sole opinion of the Landlord, they cannot be repaired within ninety (90) days from said injury and the Landlord informs the Tenant of said decision; or if the premises are damaged in any degree and the Landlord informs the Tenant it does not desire to repair same and desires to terminate this lease; then this lease shall terminate on the date of such injury. In the event of such termination, the Tenant shall immediately surrender the possession of the premises and all rights therein to the Landlord; shall be granted a license to enter the premises at reasonable times to remove the Tenant's property; and shall not be liable for rent accruing subsequent to said event. The Landlord shall have the right to immediately enter and take possession of the premises and shall not be liable for any loss, damage or injury to tile property or person of the Tenant or occupancy of, in or upon the premises.

   If the Landlord repairs the premises within ninety (90) days, this lease shall continue in full force and effect and the Tenant shall not be required to pay rent for any portion of said ninety (90) days during which the premises are wholly unfit for occupancy.

      17. In the event any dispute arises concerning the terms of this lease or the non-payment of any sums under this lease, and the matter is turned over to an attorney, the party prevailing in such dispute shall be entitled, in addition to other damages or costs, to receive reasonable attorneys' fees from the other party.

      18. In the event any payment required hereunder is not made within ten
(10) days after the payment is due, a late charge in the amount of 5% of the payment will be paid by the Tenant.

      19. In the event of a condemnation or other taking by any governmental agency, all proceeds shall he paid to the Landlord hereunder, the Tenant waiving all right to any such payments.

      20. This lease is made with the express understanding and agreement that in the event the Tenant becomes insolvent, the Landlord may declare this lease ended, and all rights of the Tenant hereunder shall terminate and cease.

      21. The Tenant and the Landlord further agree:

           See Additional Provisions attached

      This lease shall be subordinate to all existing and future security interests on the premises. All notices shall be in writing and be personally delivered or sent by first class mail, unless otherwise provided by law, to the respective parties. If any term or provision of this lease shall be invalid or unenforceable, the remainder of this lease shall not be affected thereby and shall be valid and enforceable to the full extent permitted by law. This lease shall only be modified by amendment signed by both parties. This lease shall be binding on the parties, their personal representatives, successors and assigns. When used herein, the singular shall include the plural.


Attest:                                Country Hills Investments
       ----------------------------    -----------------------------------------
                                                                            Date

                                        by: /s/ [Illegible]              12/4/96
                                       -----------------------------------------
                                                                            Date


Attest:                                Kaire International, Incl
       ----------------------------    -----------------------------------------
                                                                            Date

                                        by: /s/ Robert L Richard       16 JAN 97
                                       -----------------------------------------
                                                                            Date

                                    GUARANTEE

      For value received, I guarantee the payment of the rent and the performance of the convenants and agreements by the Tenant in the within lease.


-----------------------------------    -----------------------------------------
                                       Signature                            Date

                            ASSIGNMENT AND ACCEPTANCE

      For value received _____________________________________ assignor, assigns all right, title and interest in and to the within lease to ___________________, assignee, the heirs, successors and assigns of the assignee, with the express understanding and agreement that the assignor shall remain liable for the full payment of the rent reserved and the performance of all the covenants and agreements made in the lease by the Tenant. The assignor will pay the rent and fully perform the covenants and agreements in case the assignee fails to do so. In consideration of this assignment, the assignee assumes and agrees to make all the payments and perform all the covenants and agreements contained in the lease and agreed to by the Tenant.


-----------------------------------    -----------------------------------------
Assignor                       Date    Assignee                             Date

                              CONSENT OF ASSIGNMENT

      Consent to the assignment of the within lease to ________________________ is hereby given, on the express condition, however, that the assignor shall remain liable for the prompt payment of the rent and performance of the covenants on the part of the Tenant as herein mentioned, and that no further assignment of said lease or sub-letting of the premises, or any part thereof, shall be made without further written agreement.


-----------------------------------    -----------------------------------------
Signature                      Date    Signature                            Date

                              LANDLORD'S ASSIGNMENT

      In consideration of One Dollar, in hand paid, I hereby assign to ______________________ my interest in the within lease, and the rent therein reserved.

                                       -----------------------------------------
                                       Landlord                             Date

                              ADDITIONAL PROVISIONS

A. The Tenant agrees, throughout the term of this lease, at Tenant's sole cost, to provide and keep in force the following insurance: Public Liability Insurance and Property Damage Insurance for the protection of the Lessee and Lessor against comprehensive claims for bodily injury or property damage occurring upon the premises with a combined single limit coverage of not less than $500,000, insuring against claims of any and all personal injury, death, or damage to person, or property occurring in or about the leased premises. The lessor to be named in said policies as an insured. The Lessee shall deliver to Lessor Certificates of Insurance certifying that such insurance is in full force and effect and such policies shall provide for ten (10) days prior written notice to the Lessor in the event of modification, cancellation, or termination.

B. The Landlord shall maintain the Common Area, sidewalks, driveways, parking lot, lawns and shrubbery, including snow removal (over two(2) inches).

C. Signs must conform to City of Longmont sign code and must be approved by Landlord prior to installation.

D. Landlord shall pay for major repairs or replacement of HVAC, electrical and plumbing to the leased space provided that such repairs and replacement were not caused by the misuse or neglegence of Tenant. Tenant shall conduct semi-annual inspections and servicing (including filter changes) on the heating and air conditioning units for said space during the term of this lease. Landlord shall be responsible for freon maintenance.

E. Tenant shall have the right to extend the term of this Lease for an additional one (1) year. This option shall be valid only if all of Tenant's obligations in this Lease have been fully performed and all defaults, if any, have been cured. This option may be exercised by giving the Landlord written notice of intent to extend at least sixty (60) days prior to the expiration of the initial term.

      All provisions of the initial lease shall remain the same except for the rent which shall be increased by the amount of the Denver/Boulder CPI for the prior two years, as compiled by the U.S. Bureau of Labor Statistics.

Country Hills Investment              Kaire International, Inc.


By: /s/ [Illegible]                   By: /s/ Robert L Richard
    ------------------------              -----------------------------